                                                                                            EXHIBIT 4.20

                                         NAVISTAR INTERNATIONAL CORPORATION
                                             RESTATED STOCK CERTIFICATE
              ----------------------------------------------------------------------------------------

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY OR CHICAGO, IL

THE SHARES REPRESENTED BY THIS STOCK CERTIFICATE ARE SUBJECT TO TRANSFER RESTRICTIONS SET FORTH IN THE CORPORATION'S CERTIFICATE OF INCORPORATION. SEE REVERSE SIDE.

NAVISTAR®

Navistar International Corporation

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

DATED	CERTIFICATE NUMBER	SHARES
	NAV107006	

This certifies that

SPECIMEN

is the owner of

See reverse for certain definitions

CUSIP 63934E 10 8

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK

of Navistar International Corporation transferable on the books of said Corporation by the said owner in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

In Witness Whereof, the said Corporation has caused this certificate to be signed by its duly authorized officers.

Countersigned and Registered:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
Transfer Agent
and Registrar

By

Authorized Signature

Chairman, President and Chief Executive Officer

Vice President & Treasurer

BANKNOTE CORPORATION OF AMERICA

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                                                                                            EXHIBIT 4.20 (CONTINUED)

                                         NAVISTAR INTERNATIONAL CORPORATION
                                             RESTATED STOCK CERTIFICATE
              ----------------------------------------------------------------------------------------

NAVISTAR INTERNATIONAL CORPORATION

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREOWNER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION.

[redacted]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM –	as tenants in common
TEN ENT –	as tenants by the entireties
JT TEN –	as joint tenants with right of survivorship and not as tenants in common

UGMA – ________ Custodian ________

(Cust) (Minor)

under Uniform Gifts to Minors Act ________

(State)

Additional abbreviations may also be used though not in the above list.

[redacted]

Please Print or Typewrite Name and Address and Zip Code of Assignee below.

For value received, ________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

Name ________

Name ________

Name ________

Street ________

City, State and Zip Code ________

________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________

Signature of shareowner ________

Signature of shareowner ________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE GUARANTEED

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